Filed Pursuant to Rule 497(e)
                                                      Registration No. 033-06790

   SUPPLEMENT DATED JUNE 1, 2004, TO THE PROSPECTUSES DATED FEBRUARY 2, 2004

                           THE GABELLI WESTWOOD FUNDS
                          Gabelli Westwood Equity Fund
                         Gabelli Westwood Balanced Fund
                      Gabelli Westwood SmallCap Equity Fund
                     Gabelli Westwood Mighty Mites(SM) Fund
                          Gabelli Westwood Realty Fund
                     Gabelli Westwood Intermediate Bond Fund
                                  (the "Funds")

GABELLI WESTWOOD SMALLCAP EQUITY FUND

Effective as of July 1, 2004, on page 8 of the Prospectuses for the Class A, Class B, Class C and Class AAA Shares of the Gabelli Westwood SmallCap Equity Fund (the "SmallCap Fund"), the section entitled, "Principal Investment Strategies," is hereby revised to read as follows:

PRINCIPAL INVESTMENT STRATEGIES:
Under normal market conditions, the SmallCap Fund invests at least 80% of its net assets in a portfolio of common stocks of smaller companies. These smaller companies have a market capitalization (defined as shares outstanding times current market price) of between $100 million and $2.5 billion at the time of the SmallCap Fund's initial investment.

In selecting securities for the SmallCap Fund, the Sub-Adviser considers companies which offer:

o    an increasing return on equity

o    a low debt/equity ratio

o recent earnings surprises that may mark the beginning of a trend towards improved returns and profitability particularly when these trends have not been fully reflected in consensus earnings estimates

o current market valuation that is significantly below proprietary valuation estimates

Frequently small capitalization companies exhibit one or more of the following traits:

o    new products or technologies

o    new distribution methods

o    rapid   changes  in  industry   conditions   due  to  regulatory  or  other
     developments

o changes in management or similar characteristics that may result in expected growth in earnings

The SmallCap Fund may invest in relatively new or unseasoned companies, which are in their early stages of development, or small companies in new and emerging industries.


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The Sub-Adviser  closely monitors the issuers and will sell a stock if the stock achieves its price objective and has limited further potential for price increase, the forecasted price/earnings ratio exceeds the future forecasted growth rate and/or the issuer suffers a negative change in its fundamental outlook.

Because smaller companies are less actively followed by stock analysts and less information is available on which to base stock price evaluations, the market may overlook favorable trends in particular smaller companies, and then adjust its valuation more quickly once investor interest is gained. Smaller companies may also be more subject to a valuation catalyst (such as increased investor attention, takeover efforts or a change in management) than larger companies.

PORTFOLIO MANAGEMENT

Effective immediately, in the Prospectuses for the Class A, Class B, Class C and Class AAA Shares of the Funds, the section entitled, "The Portfolio Managers," is hereby revised to read as follows:

         THE PORTFOLIO MANAGERS. Susan M. Byrne, Chairman and CEO of the Sub-Adviser since 1983, is responsible for the day-to-day management of the Equity Fund. Ms. Byrne and Mark Freeman, Director of Research and Vice President of the Sub-Adviser since 2000, are jointly responsible for the day-to-day management of the Balanced Fund. Mr. Freeman was previously an Assistant Vice President in the Fixed Income Group from 1999 through 2000. Prior to joining the Sub-Adviser, he was Assistant Vice President -- Fixed Income Strategist and Senior Economist from 1994 to 1999 at First American Corp. Mr. Freeman is also responsible for the day-to-day management of the Intermediate Bond Fund. All investment decisions for the SmallCap Equity Fund are made by a committee of investment professionals and no persons are primarily responsible for making recommendations to that committee. Ms. Byrne is responsible for the day-to-day management of the Realty Fund. Mario J. Gabelli, Walter K. Walsh and Joshua Fenton are primarily responsible for the day-to-day management of the Mighty Mites Fund. Mr. Gabelli has been Chairman, Chief Executive Officer and Chief Investment Officer of Gabelli Asset Management Inc. and its affiliates since their organization. Mr. Walsh was Compliance Officer of Gabelli & Company, Inc. from 1994 through 2003, and currently is a compliance consultant. Mr. Fenton was a Security Analyst for Gabelli & Company, Inc. from 2001 through 2002, and is currently a Director of Buy Side Research for Gabelli Asset Management Company. Prior to joining Gabelli, Mr. Fenton was a Director of Research at Douglas, Noyles & Co., Inc. from 1996 through 2001.